Dated as of October 16, 1997



Carson Pirie Scott & Co.                        National Bank of the Great Lakes
331 West Wisconsin Avenue                       c/o Carson Pirie Scott & Co.
Milwaukee, Wisconsin 53203                      331 West Wisconsin Avenue
Attention:  Charles J. Hansen, Esq.             Milwaukee, Wisconsin 53203
                                                Attention: Darren R. Jackson
CPS Department Stores, Inc.
331 West Wisconsin Avenue
Milwaukee, Wisconsin 53203
Attention:  Charles J. Hansen, Esq.


        Re:      Third Amendment of Amended and Restated Receivables
                 Purchase Agreement dated as of July 22, 1994 (this "Amendment")

Ladies and Gentlemen:

         Reference is hereby made to that certain Amended and Restated Receivables Purchase Agreement, dated as of July 22, 1994 (as amended and supplemented through the date hereof, the "Purchase Agreement"), among Great Lakes Credit Corp., a Delaware corporation (the "Purchaser") and the sellers from time to time party thereto (the "Sellers"). You have requested that the Purchaser agree to amend the Purchase Agreement which the Purchaser is willing to do subject to the terms and conditions hereof. Terms used herein and not otherwise defined herein which are defined in the Purchase Agreement shall have the same meaning herein as defined therein.

         1. Accordingly, subject to the following terms and conditions, the Purchase Agreement shall be, and it hereby is, effective as of the date hereof (the "Effective Date") subject to Section 3 of this Amendment, amended as follows:

                  (a) Section 2.7 of the Purchase Agreement shall be, and hereby is, amended by (i) replacing the text in clause (c) in the first sentence thereof (exclusive of the parenthetical expression at the end of such sentence) with the phrase "[Intentionally Omitted]" and (ii) deleting the proviso at the end of the last sentence thereof.

                  (b) Section 5.2(a) of the Purchase Agreement shall be, and hereby is, amended by deleting the phrase "and under the security agreement related to the Working Capital Credit Agreement" at the end thereof.

                  (c) Section 9.3 of the Purchase Agreement shall be, and hereby is, amended by deleting the phrase ", except as permitted by the Intercreditor Agreement" at the end thereof.

         2. The Purchaser and the Sellers each represents and warrants as to itself for the benefit of the Purchaser and the Secured Parties that:

                  (a) it is in full compliance with all of the material terms, conditions and all other provisions of this Amendment, the Purchase Agreement and each of the other Transaction Documents, in each case as of the Effective Date; and

                  (b) its representations and warranties contained in this Amendment, the Purchase Agreement and the other Transaction Documents are true and correct in all material respects, in each case as though made on and as of the Effective Date, except to the extent such representations and warranties relate solely to an earlier date (and then as of such earlier date); and

                  (c) both before and after giving effect to this Amendment, no Purchase Termination Event nor any event or condition which but for the lapse of time or the giving of notice, or both, would constitute a Purchase Termination Event has occurred and is continuing or would result from the execution and delivery of this Amendment or any other document arising in connection with or pursuant to this Amendment; and

                  (d) this Amendment has been duly authorized, executed and delivered on its behalf, and each of (i) the Purchase Agreement, both before being amended and supplemented hereby and as amended and supplemented hereby, (ii) each of the other Transaction Documents to which it is a party and (iii) this Amendment, constitutes its legal, valid and binding obligation enforceable against it in accordance with the terms hereof or thereof.

         3. Section 1 of this Amendment shall become effective only once all of the preconditions set forth below in this Section 3 have been satisfied:

                  (a) the third amendment of the Transfer Agreement and the termination of the Intercreditor Agreement, each dated as of the date hereof, shall be effective; and

                  (b) the Agent has received, in form and substance satisfactory to the Agent, all documents, certificates and opinions as the Agent may reasonably request and all other matters incident to the execution hereof are satisfactory to the Agent.

         4. The Purchase Agreement, as amended and supplemented hereby or as contemplated herein, and all rights and powers created thereby and thereunder or under the other Transaction Documents, and all other documents executed in connection therewith, are in all respects ratified and confirmed. From and after the Effective Date, the Purchase Agreement shall be deemed to be amended and supplemented as herein provided, and, except as so amended and supplemented, the Purchase Agreement, each of the other Transaction Documents and all other documents executed in connection therewith shall remain in full force and effect.

         5. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but both or all of which, when taken together, shall constitute but one instrument.

         Please signify your agreement and acceptance of the foregoing by executing this Amendment in the space provided below.

                                        Very truly yours,


                                        GREAT LAKES CREDIT CORP., as
                                        Purchaser

                                        By: /s/ Charles J. Hansen
                                            ------------------------------------
                                        Title: Vice President

Accepted and Agreed to:

CARSON PIRIE SCOTT & CO., as
  a Seller

By: /s/ Charles J. Hansen
    ---------------------------
Title: Vice President


CPS DEPARTMENT STORES, INC., as
  a Seller

By: /s/ Charles J. Hansen
    ---------------------------
Title: Vice President


NATIONAL BANK OF THE GREAT LAKES,
  as a Seller and Servicer

By: /s/ Charles J. Hansen
    ---------------------------
Title: Vice President


Consented to:

LASALLE NATIONAL BANK, as Collateral Agent

By: /s/ Brian D. Ames
    ---------------------------
Title: Trust Officer


ABN AMRO BANK N.V., as Agent

By: /s/ W. Robert Poff
    ---------------------------
Title: Vice President

By: /s/ Thomas J. Educate
    ---------------------------
Title: Vice President